                                                                                      State of Jurisdiction
          Subsidiary                                                                     Of Inc. or Org.                Owned (1)
------------------------------------------------------------------------------------------------------------------------------------
    1     Arizona Factory Shops Limited Partnership                                        Delaware                      100
    2     Arizona Factory Shops Partnership                                                Arizona                        50
    3     Bend Factory Outlets Limited Partnership                                         Delaware                      100
    4     BRWH, L.L.C.                                                                     Delaware                      100
    5     Buckeye Factory Shops Limited Partnership                                        Delaware                      100
    6     Camarillo Outlets, L.L.C.                                                        Delaware                      100 (2)
    7     Camarillo Outlets Land, L.L.C.                                                   Delaware                      100 (3)
    8     Camarillo Outlets Land II, Limited Partnership                                   Delaware                      100
    9     Carolina Factory Shops Partnership                                               Delaware                      100
   10     Castle Rock Factory Shops Limited Partnership                                    Colorado                      100
   11     Chesapeake Development Limited Partnership                                       Delaware                      100
   12     Coral Isle Factory Shops Limited Partnership                                     Delaware                      100
   13     DesignerConnection.com, Inc.                                                     Maryland                      100
   14     Factory Outlets at Post Falls Limited Partnership                                Delaware                      100
   15     Fine Furniture Direct, Inc.                                                      Maryland                      44.57 (4)
   16     Finger Lakes Outlet Center, L.L.C.                                               Delaware                      100
   17     First HGI, Inc.                                                                  Delaware                      100
   18     First Horizon Group Limited Partnership                                          Delaware                      100
   19     Florida Keys Factory Shops Limited Partnership                                   Illinois                      100
   20     Gainesville Factory Shops Limited Partnership                                    Illinois                      100
   21     Grove City Factory Shops Partnership                                             Pennsylvania                  100
   22     Gulf Coast Factory Shops Limited Partnership                                     Illinois                      100
   23     Gulfport Factory Shops Limited Partnership                                       Delaware                      100
   24     Huntley Factory Shops Limited Partnership                                        Illinois                      100
   25     Kansas City Factory Shops Limited Partnership                                    Delaware                      100
   26     Latham Factory Stores Limited Partnership                                        Delaware                      100
   27     Loveland Factory Shops Limited Partnership                                       Delaware                      100
   28     Magnolia Bluff Factory Shops Limited Partnership                                 Delaware                      100
   29     Market Street, Ltd.                                                              Tennessee                      98
   30     Melrose Place, Ltd.                                                              Tennessee                     100
   31     MG Long Island Limited Partnership                                               Virginia                       95
   32     MG Patchogue II Limited Partnership                                              Virginia                       51
   33     MG Patchogue Limited Partnership                                                 District of Columbia           50
   34     Oak Creek Factory Outlets Limited Partnership                                    Delaware                      100
   35     Ohio Factory Shops Partnership                                                   Ohio                          100
   36     Outlet Shops at Camarillo Limited Partnership                                    Delaware                      100 (2)
   37     Outlet Village Mall of St. Louis Ltd. Partnership, L.L.L.P.                      Delaware                       75
   38     Outlet Village of Hagerstown Limited Partnership                                 Delaware                      100
   39     Outlet Village of Kittery Limited Partnership, L.L.L.P.                          Delaware                      100
   40     Outlet Village of Lebanon Limited Partnership                                    Delaware                      100
   41     Outlet Village of Puerto Rico Limited Partnership                                Delaware                      100
   42     Outlet Village of St. Louis Limited Partnership, L.L.L.P.                        Delaware                      100
   43     Oxnard Factory Outlet Partners                                                   California                     50
   44     Oxnard Factory Shops Limited Partnership                                         Delaware                      100
   45     Phase IV Associates, L.P. (Gilroy)                                               California                     10
   46     Prime Bellport Land, L.L.C.                                                      Delaware                      100 (2)
   47     Prime Lee Development Limited Partnership                                        Delaware                      100
   48     Prime Northgate Plaza Limited Partnership                                        Delaware                      100
   49     Prime Outdoor, L.P.                                                              Delaware                      100
   50     E-Outlets Resolution Corp.                                                       Maryland                       95
   51     Prime Outlets at Niagara Falls USA Limited Partnership                           Delaware                      100
   52     Prime Outlets at Perryville Limited Partnership                                  Maryland                      100
   53     Prime Outlets at Perryville, Inc.                                                Maryland                      100
   54     Prime Outlets at San Marcos II, Limited Partnership                              Delaware                      100
   55     Prime Outlets at Williamsburg II Limited Partnership                             Delaware                      100
   56     Prime Retail Capital I, L.L.C.                                                   Delaware                      100
   57     Prime Retail Capital III, L.L.C.                                                 Delaware                      100
   58     Prime Retail Capital, L.L.C.                                                     Delaware                      100
   59     Prime Retail E-Commerce, Inc.                                                    Maryland                      100
   60     Prime Retail Europe, L.L.C.                                                      Delaware                      100 (2)
   61     Prime Retail Europe Limited Partnership                                          Delaware                      100 (2)
   62     Prime Retail Finance II, Inc.                                                    Maryland                      100
   63     Prime Retail Finance III, Inc.                                                   Maryland                      100
   64     Prime Retail Finance IV, Inc.                                                    Maryland                      100


                                                                                      State of Jurisdiction
          Subsidiary                                                                     Of Inc. or Org.                Owned (1)
------------------------------------------------------------------------------------------------------------------------------------
   65     Prime Retail Finance V, Inc.                                                     Maryland                     100
   66     Prime Retail Finance VI, Inc.                                                    Delaware                     100
   67     Prime Retail Finance VII, Inc.                                                   Maryland                     100
   68     Prime Retail Finance VIII, Inc.                                                  Maryland                     100
   69     Prime Retail Finance IX, Inc.                                                    Maryland                     100
   70     Prime Retail Finance X, Inc.                                                     Maryland                     100
   71     Prime Retail Finance, Inc.                                                       Maryland                     100
   72     Prime Retail Finance Limited Partnership                                         Delaware                     100
   73     Prime Retail Furniture, Inc.                                                     Maryland                     100
   74     Prime Retail Finance XI, Inc.                                                    Maryland                     100
   75     Arizona Outlets, L.L.C.                                                          Delaware                     100
   76     Birch Run Outlets, L.L.C.                                                        Delaware                     100
   77     Prime Retail Management Limited Partnership                                      Delaware                     100
   78     Prime Retail Services Limited Partnership                                        Delaware                       1
   79     Prime Retail Services, Inc.                                                      Maryland                     100 (5)
   80     Prime Retail Stores, Inc.                                                        Maryland                     100 (6)
   81     Prime Warehouse Row Limited Partnership                                          Illinois                     100
   82     Prime Williamsburg Development, L.L.C.                                           Delaware                     100
   83     San Marcos Factory Stores, Ltd.                                                  Texas                        100
   84     Second HGI, Inc.                                                                 Delaware                     100
   85     Second Horizon Group Limited Partnership                                         Delaware                     100
   86     Shasta Outlet Center Limited Partnership                                         Delaware                     100
   87     Sun Coast Factory Shops Limited Partnership                                      Delaware                     100
   88     The Prime Outlets at Bellport I, L.L.C.                                          Delaware                     100
   89     The Prime Outlets at Bellport II, L.L.C.                                         Delaware                     100
   90     The Prime Outlets at Birch Run, L.L.C.                                           Delaware                     100
   91     The Prime Outlets at Calhoun Limited Partnership                                 Delaware                     100
   92     The Prime Outlets at Camarillo, L.L.C.                                           Delaware                     100 (2)
   93     The Prime Outlets at Conroe Limited Partnership                                  Delaware                     100
   94     The Prime Outlets at Edinburgh Limited Partnership                               Delaware                     100
   95     The Prime Outlets at Gilroy Limited Partnership                                  Delaware                     100
   96     The Prime Outlets at Jeffersonville, L.L.C.                                      Delaware                     100
   97     The Prime Outlets at Kenosha II Limited Partnership                              Delaware                     100
   98     The Prime Outlets at Lee Limited Partnership                                     Delaware                     100
   99     The Prime Outlets at Michigan City Limited Partnership                           Delaware                     100
  100     The Prime Outlets at Silverthorne Limited Partnership                            Illinois                     100
  101     The Prime Outlets at Vero Beach Limited Partnership                              Delaware                     100
  102     The Prime Outlets at Williamsburg, L.L.C.                                        Delaware                     100
  103     The Prime Outlets at Woodbury, L.L.C.                                            Delaware                     100
  104     Triangle Factory Stores Limited Partnership                                      Illinois                     100
  105     Warehouse Row II Limited Partnership                                             Tennessee                     65
  106     Warehouse Row, Ltd.                                                              Tennessee                     99
  107     Weisgarber Partners, Ltd.                                                        Tennessee                    100

Note:
1. Reflects collective ownership interests of Prime Retail, Inc. and Prime Retail, L.P.
2.       Non-entity, reverts back to Prime Retail, L.P.
3.       Prime Retail Stores, Inc.
4.       Prime Retail Furniture, Inc. owns 44.57% Preferred Stock
5.       Preferred Stock
6.       Prime Retail, Inc. owns 100% Preferred Stock